UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015

Journal Media Group, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-36879	47-1939596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203

(Address of principal executive offices, including zip code)

(414) 224-2000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On October 7, 2015, Journal Media Group, Inc., a Wisconsin corporation (the “Company”), Gannett Co., Inc., a Delaware corporation (“Gannett”), and Jupiter Merger Sub, Inc., a Wisconsin corporation and wholly owned subsidiary of Gannett (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Gannett.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company, par value $0.01 per share (“Company Common Stock”), other than Company Common Stock held by Gannett, the Company or any of their respective subsidiaries, will be converted into the right to receive $12.00 in cash, without interest (the “Merger Consideration”).  No dissenters’ rights in connection with the Merger are available to holders of Company Common Stock pursuant to the Wisconsin Business Corporation Law.

Pursuant to the Merger Agreement, the Company will cause each Company restricted stock unit outstanding immediately prior to the Effective Time to become vested, and, as a result, such restricted stock units will become shares of Company Common Stock that will be converted into the right to receive the Merger Consideration.

The closing of the Merger is subject to customary closing conditions, including, among other things: (i) approval of the Merger by holders of a majority of the outstanding shares of Company Common Stock, and (ii) expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  Moreover, the obligations of Gannett and Merger Sub, on the one hand, and the Company, on the other hand, to consummate the Merger are subject to certain other conditions, including without limitation (a) the accuracy of the other party’s representations and warranties (subject to materiality qualifiers) and (b) the other party’s performance in all material respects of its obligations and covenants contained in the Merger Agreement.  In addition, the obligations of Gannett and Merger Sub to consummate the Merger are subject to the absence of a material adverse effect on the Company, as defined in the Merger Agreement, the absence of a modification or withdrawal of the tax opinion delivered to The E.W. Scripps Company in connection with the execution of the Merger Agreement pursuant to the Scripps Tax Matters Agreement, dated as of July 30, 2014, by and among The E.W. Scripps Company, Desk Spinco, Inc. and the Company and the absence of a change in laws or facts that causes such tax opinion to no longer be reasonably acceptable to Gannett as of the closing.  The closing of the Merger is not subject to any financing condition or a vote of Gannett’s shareholders.

The Merger Agreement provides for certain termination rights for both Gannett and the Company and further provides that the Company must pay Gannett a termination fee of $9,000,000 in connection with the termination of the Merger Agreement under specified circumstances, including if Gannett terminates the Merger Agreement following, among other circumstances, a change of recommendation by the Company’s board of directors or if the Company terminates the Merger Agreement to enter into a definitive agreement with respect to an unsolicited proposal from a third party that is financially superior to Gannett’s, in each case, as is more particularly described in the Merger Agreement. The Company must also pay Gannett a termination fee of $9,000,000 if the Merger Agreement is terminated under certain additional circumstances described in the Merger Agreement and, within twelve months following such termination, the Company enters into an agreement for a business combination transaction of the type described in the relevant provisions of the Merger Agreement, and such a transaction is consummated. The Merger Agreement further provides that, upon a termination of the Merger Agreement, no party will be relieved from liability caused by its fraud or willful and material breach of the Merger Agreement prior to such termination.

The Merger Agreement contains customary representations and warranties. In addition, the Company has agreed to various covenants and agreements, including, among others, (i) to operate its business in the ordinary course of business and to comply with certain other operating covenants, (ii) to convene a meeting of its shareholders and use its reasonable best efforts to solicit proxies in favor of the adoption of the Merger Agreement by the Company’s shareholders and (iii) not to solicit alternative transactions to the Merger. Gannett has also agreed to certain covenants and agreements, including, among others, to take actions that may be required in order to obtain antitrust clearance in connection with the Merger.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information with respect to Gannett, Merger Sub or the Company. There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. In light of the foregoing, you should not rely on the representations and warranties contained in the Merger Agreement as statements of factual information. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. Investors should read the Merger Agreement together with the other information concerning Gannett and the Company that each company publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2 and is incorporated into this report by reference.

Item 8.01.                                        Other Events.

On October 7, 2015, Gannett and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

* * *

Additional Information and Where to Find It

The proposed merger involving the Company and Gannett will be submitted to the shareholders of the Company for their consideration. In connection with the proposed merger, the Company will prepare a proxy statement for the shareholders of the Company to be filed with the SEC, and the Company will mail the proxy statement to its shareholders and file other documents regarding the proposed merger with the SEC. The Company urges investors and shareholders to read the proxy statement when it becomes available, as well as other documents filed with the SEC, because they will contain important information.  Investors and security holders will be able to receive the proxy statement and other documents (when they are available) free of charge at the SEC’s web site, http://www.sec.gov, or from the Company upon request to Jason R. Graham, Senior Vice President, Chief Financial Officer and Treasurer, at 414-224-2440 or jason.graham@JMG.com.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements with respect to the financial condition, results of operations and business of the Company and certain plans and objectives of the Company with respect thereto, including certain matters relating to the proposed merger with Gannett. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the proposed merger; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic, business or political conditions, or licensing requirements and tax matters; and the possibility that the proposed merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions. These forward-looking statements are based on numerous assumptions and assessments made by the Company in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors that it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this Current Report on Form 8-K could cause actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report on Form 8-K.  The Company does not assume any obligation to update the information contained in this Current Report on Form 8-K (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and in its reports filed on Form 10-Q and Form 8-K during 2015.

Participants in the Merger Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or shareholder.  However, the Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger under the rules of the SEC.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC.  You can find information about the Company’s directors and executive officers in its Registration Statement on Form S-4 (Registration No. 333-201540) originally filed with the SEC on January 16, 2015 and declared effective on February 6, 2015 and the Company’s subsequently filed reports with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 31, 2015.  These documents can be obtained free of charge from the sources indicated above.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.

(2)                                 Agreement and Plan of Merger, dated as of October 7, 2015, among Gannett Co., Inc., Jupiter Merger Sub, Inc. and Journal Media Group, Inc.*

(99)                          Joint Press Release of Gannett Co., Inc. and Journal Media Group, Inc., issued October 7, 2015.

* The disclosure schedules and similar attachments to this agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules or attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL MEDIA GROUP, INC.

Date: October 8, 2015	By:	/s/ Hillary A. Ebach
Hillary A. Ebach
Vice President, General Counsel and
Corporate Secretary

JOURNAL MEDIA GROUP, INC.

EXHIBIT INDEX TO FORM 8-K

Report Dated October 7, 2015

Exhibit No.

(2)	Agreement and Plan of Merger, dated as of October 7, 2015, among Gannett Co., Inc., Jupiter Merger Sub, Inc. and Journal Media Group, Inc.*

(99)	Joint Press Release of Gannett Co., Inc. and Journal Media Group, Inc., issued October 7, 2015.

* The disclosure schedules and similar attachments to this agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules or attachments to the Securities and Exchange Commission upon request.